Introductory Notes
About InvenTrust Properties Corp.
InvenTrust Properties Corp. (the “Company,” "IVT," or "InvenTrust") is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. Management pursues the Company's business strategy by acquiring retail properties in Sun Belt markets, opportunistically disposing of retail properties, and maintaining a flexible capital structure. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. For more information, please visit www.inventrustproperties.com.
The enclosed information should be read in conjunction with the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under U.S. Generally Accepted Accounting Principles (“GAAP”). The information provided in this supplemental is unaudited and includes non-GAAP measures (as discussed herein), and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended March 31, 2026. The Company may, but assumes no obligation to, update information in this supplemental.
Forward-Looking Statements Disclaimer
Forward-Looking Statements in this supplemental, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust's management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this supplemental that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as "may," "should," “could,” "would," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "target," "project," "predict," "potential," "continue," "likely," "will," "forecast," "outlook," "guidance," "suggest," and variations of these terms and similar expressions, or the negative of these terms or similar expressions.
The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of tariffs and changes in global trade policies, on the overall state of the economy and on our and our tenants' business and operations and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law.
IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this supplemental. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements.
Notice Regarding Non-GAAP Financial Measures
In addition to GAAP measures, this supplemental contains and refers to certain non-GAAP measures. Management does not consider the Company's non-GAAP measures included in the Glossary of Terms to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of IVT's financial performance as they may not reflect the operations of the entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of IVT's properties that could materially impact IVT's results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of IVT's liquidity, nor as an indication of funds available to cover IVT's cash needs, including IVT's ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if management does not continue to operate the business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements, and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, IVT's non-GAAP measures may not be comparable to other REITs. Reconciliations of the Company's non-GAAP measures to the most directly comparable GAAP financial measures are included on pages 6 and 7 and definitions of the Company's non-GAAP measures are included in the Glossary of Terms on page 21.

i	Supplemental - Quarter Ended March 31, 2026

Introductory Notes
Availability of Information on InvenTrust Properties Corp.'s Website and Social Media Channels
Investors and others should note that InvenTrust routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission filings, press releases, public conference calls, webcasts and the InvenTrust investor relations website. The Company uses these channels as well as social media channels (e.g., the InvenTrust X account (x.com/inventrustprop); and the InvenTrust LinkedIn account (linkedin.com/company/inventrustproperties) as a means of disclosing information about the Company's business to colleagues, investors, and the public. While not all of the information that the Company posts to the InvenTrust investor relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in InvenTrust to review the information that it shares on inventrustproperties.com/investor-relations and on the Company’s social media channels.

ii	Supplemental - Quarter Ended March 31, 2026

CONTACT:
Dan Lombardo
Vice President of Investor Relations
630-570-0605
dan.lombardo@inventrustproperties.com

InvenTrust Properties Corp. Reports 2026 First Quarter Results
DOWNERS GROVE, IL – April 28, 2026 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) (NYSE: IVT) today reported financial and operating results for the quarter ended March 31, 2026. For the three months ended March 31, 2026 and 2025, the Company reported Net Income of $5.2 million, or $0.07 per diluted share, and Net Income of $6.8 million, or $0.09 per diluted share, respectively.
First Quarter 2026 Highlights:
•Nareit FFO of $0.53 per diluted share
•Core FFO of $0.49 per diluted share
•Same Property Net Operating Income (“NOI”) growth of 2.6%
•Leased Occupancy as of March 31, 2026 of 96.4%
•Executed 64 leases totaling approximately 329,000 square feet of GLA, of which 249,000 square feet was executed at a blended comparable lease spread of 10.5%
•Acquired two properties and one single-tenant outparcel adjacent to an existing property, totaling approximately 391,000 square feet, for an aggregate acquisition price of approximately $123.0 million
•Expanded our Sun Belt presence into Nashville, Tennessee with the acquisition of Nashville West
“Our start to 2026 reflects the continued strength of the InvenTrust portfolio and the consistency of our operating platform,” said DJ Busch, President and CEO of InvenTrust. “First-quarter results were in line with our expectations and reflect the timing of lease commencements and anticipated portfolio activity, with same property NOI growth expected to step up meaningfully in the back half of the year. This acceleration is driven by contractual rent growth and a strong pipeline of signed leases scheduled to commence over the balance of the year. We also advanced our external growth strategy, deploying $123 million into high-quality acquisitions, including our entry into the Nashville market. With meaningful embedded growth, disciplined capital allocation, and sustained leasing demand, we remain well positioned to deliver durable cash flows and create long-term shareholder value.”
NET INCOME
•Net Income for the three months ended March 31, 2026 was $5.2 million, or $0.07 per diluted share, compared to $6.8 million, or $0.09 per diluted share, for the same period in 2025.
NAREIT FFO
•Nareit FFO for the three months ended March 31, 2026 was $41.3 million, or $0.53 per diluted share, compared to $37.2 million, or $0.48 per diluted share, for the same period in 2025.
CORE FFO
•Core FFO for the three months ended March 31, 2026 was $38.8 million, or $0.49 per diluted share, compared to $36.2 million, or $0.46 per diluted share, for the same period in 2025.

iii	Supplemental - Quarter Ended March 31, 2026

SAME PROPERTY NOI
•Same Property NOI for the three months ended March 31, 2026 was $48.7 million, a 2.6% increase, compared to the same period in 2025.
DIVIDEND
•For the quarter ended March 31, 2026, the Board of Directors declared a quarterly cash distribution of $0.25 per share, paid on April 15, 2026.
PORTFOLIO PERFORMANCE & INVESTMENT ACTIVITY
•As of March 31, 2026, the Company’s Leased Occupancy was 96.4%.
◦Anchor Leased Occupancy was 98.5% and Small Shop Leased Occupancy was 92.9%. Anchor Leased Occupancy increased 10 basis points and Small Shop Leased Occupancy decreased 110 basis points on a sequential basis compared to the previous quarter.
◦Leased to Economic Occupancy spread of 130 basis points, which equates to approximately $4.6 million of base rent on an annualized basis.
•Blended re-leasing spreads for comparable new and renewal leases signed in the first quarter were 10.5%.
•Annualized Base Rent (“ABR”) per square foot (“PSF”) as of March 31, 2026 was $20.63, an increase of 2.1% compared to the same period in 2025. Anchor Tenant ABR PSF was $13.05 and Small Shop Tenant ABR PSF was $34.01 as of March 31, 2026.
•During the first quarter, the Company completed the following acquisitions using available liquidity:
◦On February 13, 2026, the Company acquired Marketplace at Hudson Station, a 60,000 square foot neighborhood center shadow-anchored by Fry’s Marketplace in the Phoenix, Arizona market, for a gross acquisition price of $31.25 million.
◦On February 20, 2026, the Company acquired Nashville West, a 324,000 square foot power center shadow-anchored by Target, Costco, and Publix in Nashville, Tennessee, for a gross acquisition price of $88.0 million.
◦On March 12, 2026, the Company acquired a 7,000 square foot single-tenant outparcel adjacent to its neighborhood center, The Centre on Hugh Howell, in the Atlanta, Georgia market, for a gross acquisition price of $3.7 million.
LIQUIDITY AND CAPITAL STRUCTURE
•InvenTrust had $345.8 million of total liquidity, as of March 31, 2026, comprised of $26.8 million of cash and cash equivalents and $319.0 million of availability under its Revolving Credit Facility.
•InvenTrust has no debt maturing in 2026 and $26.0 million of debt maturing in 2027.
•The Company's weighted average interest rate on its debt as of March 31, 2026 was 4.13% and the weighted average remaining term was 4.0 years.
SUBSEQUENT EVENTS
•On April 16, 2026, the Company entered into a note purchase agreement for the private placement of $250 million of senior notes, consisting of $50 million at 5.09% due June 29, 2029, $100 million at 5.32% due June 29, 2031, and $100 million at 5.60% due June 29, 2033. Combined, the notes are expected to have a weighted average tenor of approximately 5.4 years and a weighted average fixed interest rate of 5.44%, and are expected to be issued on June 29, 2026, subject to customary closing conditions.

iv	Supplemental - Quarter Ended March 31, 2026

2026 GUIDANCE
InvenTrust has updated its 2026 guidance, as summarized in the following table.

(Unaudited, dollars in thousands, except per share amounts)	Current (1) (2)			Previous
Net Income per diluted share	$0.10	—	$0.16	$0.16	—	$0.22
Nareit FFO per diluted share	$2.00	—	$2.06	$1.97	—	$2.03
Core FFO per diluted share (3)	$1.92	—	$1.96	$1.91	—	$1.95
Same Property NOI (“SPNOI”) Growth	3.25%	—	4.25%	3.25%	—	4.25%
General and administrative	$35,750	—	$36,750	$35,750	—	$36,750
Interest expense, net (4)	~ $44,000			~ $44,000
Net investment activity (5)	~ $300,000			~ $300,000
(1)The Company’s 2026 guidance excludes projections related to gains or losses on dispositions, gains or losses on debt transactions, and depreciation, amortization, and straight-line rent adjustments related to anticipated acquisitions.
(2)The Company’s 2026 guidance includes an expectation of uncollectibility, reflected as 30-70 basis points of expected total revenue.
(3)Core FFO per diluted share excludes amortization of market-lease intangibles and inducements, gains or losses on debt transactions, straight-line rent adjustments, depreciation and amortization of corporate assets, and non-operating income and expense.
(4)Interest expense, net, excludes amortization of debt discounts and financing costs, accretion of finance lease liability, and expected interest income of approximately $0.5 million.
(5)Net investment activity represents anticipated acquisition activity less disposition activity.
In addition to the foregoing assumptions, the Company's 2026 guidance incorporates several other assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results.

The following table reconciles the range of the Company's 2026 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share:

(Unaudited)	Low End	High End
Net income per diluted share	$0.10	$0.16
Depreciation and amortization of real estate assets	1.90	1.90
Nareit FFO per diluted share	2.00	2.06
Amortization of market-lease intangibles and inducements, net	(0.08)	(0.08)
Straight-line rent adjustments, net	(0.05)	(0.06)
Amortization of debt discounts and financing costs	0.04	0.04
Depreciation and amortization of corporate assets	0.01	0.01
Non-operating income and expense, net	—	(0.01)
Core FFO per diluted share	$1.92	$1.96

This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

v	Supplemental - Quarter Ended March 31, 2026

Summary Financial Information
In thousands, except share information and per square foot amounts

	Three Months Ended March 31
	2026	2025
Financial Results

Net income	$5,184	$6,792
Net income per common share - basic	0.07	0.09
Net income per common share - diluted	0.07	0.09

Nareit FFO (page 7)	41,295	37,158
Nareit FFO per diluted share	0.53	0.48

Core FFO (page 7)	38,752	36,229
Core FFO per diluted share	0.49	0.46

Same Property NOI (page 6)	48,688	47,459
Same Property NOI growth	2.6%

Adjusted EBITDA (page 7)	48,101	44,004

Distributions declared per common share	0.25	0.24

Aggregate distributions declared (as a % of Core FFO)	50.3%	50.9%

	As of March 31, 2026	As of December 31, 2025	As of December 31, 2024
Capital Information
Shares outstanding	77,935,857	77,691,533	77,450,794

Outstanding Debt, net	$952,218	$825,881	$740,415
Less: Cash and cash equivalents	(26,799)	(34,973)	(87,395)
Net Debt	$925,419	$790,908	$653,020

Debt Metrics (trailing 12 months)
Adjusted EBITDA	$179,298	$175,201	$158,009
Net Debt-to-Adjusted EBITDA	5.2x	4.5x	4.1x
Fixed charge coverage	5.2x	5.4x	4.5x
Net debt to real estate assets, excl property acc depr.	29.7%	26.3%	23.0%
Net debt to total assets, excl property acc depr.	27.0%	23.9%	20.7%

Distributions Paid Per Share		Liquidity and Credit Facility
Q1 2026	$0.2377	Cash and cash equivalents	$26,799
Q4 2025	$0.2377	Available under credit facility	319,000
Q3 2025	$0.2377	Total	$345,799
Q2 2025	$0.2377

	Same Property		Total
	Three Months Ended March 31		Three Months Ended March 31
	2026	2025	2026	2025
Portfolio Metrics
No. of properties	63	63	75	68
GLA	10,236	10,225	11,983	10,972
Economic Occupancy	95.0%	95.3%	95.1%	95.4%
Leased Occupancy	96.2%	97.3%	96.4%	97.3%
ABR PSF	$20.41	$19.97	$20.63	$20.21

1	Supplemental - Quarter Ended March 31, 2026

Condensed Consolidated Balance Sheets
In thousands, except share and per share amounts

	As of
	March 31, 2026	December 31, 2025
Assets	(unaudited)
Investment properties
Land	$719,744	$702,147
Building and other improvements	2,390,215	2,295,852
Construction in progress	7,599	7,473
Total	3,117,558	3,005,472
Less accumulated depreciation	(547,018)	(525,830)
Net investment properties	2,570,540	2,479,642
Cash, cash equivalents, and restricted cash	34,395	40,518
Intangible assets, net	202,691	193,963
Accounts and rents receivable	36,518	37,471
Deferred costs and other assets, net	41,334	37,053
Total assets	$2,885,478	$2,788,647

Liabilities
Debt, net	$952,218	$825,881
Accounts payable and accrued expenses	29,190	48,291
Distributions payable	19,484	18,450
Intangible liabilities, net	73,915	68,475
Other liabilities	32,589	33,288
Total liabilities	1,107,396	994,385
Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.001 par value, 40,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value, 146,000,000 shares authorized, 77,935,857 shares issued and outstanding as of March 31, 2026 and 77,691,533 shares issued and outstanding as of December 31, 2025	78	78
Additional paid-in capital	5,733,540	5,736,652
Distributions in excess of accumulated net income	(3,961,529)	(3,947,229)
Accumulated comprehensive income	5,993	4,761
Total stockholders' equity	1,778,082	1,794,262
Total liabilities and stockholders' equity	$2,885,478	$2,788,647

2	Supplemental - Quarter Ended March 31, 2026

Condensed Consolidated Statements of Operations and Comprehensive Income
In thousands, except share and per share information, unaudited

	Three Months Ended March 31
	2026	2025
Income
Lease income, net	$82,110	$73,389
Other property income	471	382
Total income	82,581	73,771

Operating expenses
Depreciation and amortization	36,385	30,614
Property operating	12,021	10,747
Real estate taxes	9,902	9,356
General and administrative	9,319	8,547
Total operating expenses	67,627	59,264

Other (expense) income
Interest expense, net	(10,085)	(8,322)
Other income and expense, net	315	607
Total other (expense) income, net	(9,770)	(7,715)

Net income	$5,184	$6,792

Weighted-average common shares outstanding - basic	77,933,973	77,563,971
Weighted-average common shares outstanding - diluted	78,415,161	78,160,787

Net income per common share - basic	$0.07	$0.09
Net income per common share - diluted	$0.07	$0.09

Comprehensive income
Net income	$5,184	$6,792
Unrealized gain (loss) on derivatives, net	2,838	(1,586)
Reclassification to net income	(1,606)	(2,242)
Comprehensive income	$6,416	$2,964

3	Supplemental - Quarter Ended March 31, 2026

Condensed Consolidated Supplemental Details of Assets and Liabilities
In thousands

	As of
	March 31, 2026	December 31, 2025

Cash, cash equivalents, and restricted cash
Cash and cash equivalents	$26,799	$34,973
Restricted cash	7,596	5,545
Total	$34,395	$40,518

Accounts and rents receivable
Base rent, recoveries, and other receivables	$7,494	$9,624
Straight-line rent receivables	29,024	27,847
Total	$36,518	$37,471

Deferred cost and other assets, net
Deferred leasing costs, net	$16,452	$16,240
Derivative assets	6,041	5,196
Other assets	4,248	4,741
Financing costs, net	3,990	4,342
Deferred costs, net	5,794	4,995
Operating lease right of use assets, net	1,460	1,539
Prepaid insurance premiums	3,349	—
Total	$41,334	$37,053

Other liabilities
Security deposits	$8,727	$8,661
Deferred revenues	7,411	7,574
Unearned lease income	9,357	10,207
Other liabilities	5,019	4,282
Operating lease liabilities	2,027	2,129
Derivative liabilities	48	435
Total	$32,589	$33,288

4	Supplemental - Quarter Ended March 31, 2026

Condensed Consolidated Supplemental Details of Operations
In thousands

		Three Months Ended March 31
		2026	2025
Income
*	Minimum base rent	$51,451	$47,066
*	Real estate tax recoveries	9,204	8,599
*	Common area maintenance, insurance, and other recoveries	10,338	9,399
*	Ground rent income	5,805	5,076
	Amortization of market-lease intangibles and inducements, net	2,258	895
*	Short-term and other lease income	1,291	1,417
	Termination fee income	802	10
	Straight-line rent adjustments, net	1,178	894
*	(Provision for) reversal of estimated credit losses	(217)	33
	Lease income, net	82,110	73,389

*	Other property income	471	382

	Total income	$82,581	$73,771

Operating expenses
	Depreciation and amortization	$36,385	$30,614

*	Repairs and maintenance	4,148	3,375
*	Payroll, benefits, and office	2,862	2,755
*	Utilities and waste removal	2,702	2,462
*	Property insurance	1,333	1,330
*	Security, legal, and other	976	825
	Property operating expenses	12,021	10,747

*	Real estate taxes	9,902	9,356

	General and administrative	7,219	6,443
	Stock-based compensation costs	2,801	2,766
	Capitalized direct development compensation costs	(701)	(662)
	General and administrative expense	9,319	8,547

	Total operating expenses	$67,627	$59,264

Interest expense, net
	Term loans, including impact of derivatives	$3,171	$3,320
	Senior notes	3,201	3,201
	Mortgages payable	1,256	926
	Line of credit, including facility fees	1,608	200
	Capitalized interest	(171)	(8)
	Interest on finance lease liability	137	—
	Accretion of finance lease liability	51	—
	Amortization of debt discounts and financing costs	832	683
	Total interest expense, net	$10,085	$8,322

Other income and expense, net
	Interest on cash and cash equivalents	$198	$672
	Income tax expense	(147)	(136)
	Miscellaneous and settlement income	264	71
	Total other income and expense, net	$315	$607

* Component of Net Operating Income

5	Supplemental - Quarter Ended March 31, 2026

Reconciliation of Non-GAAP Measures
In thousands
Same Property NOI
The following table presents the components of Same Property NOI:

	Three Months Ended March 31
	2026	2025
Income
Minimum base rent	$44,349	$43,183
Real estate tax recoveries	8,209	7,912
Common area maintenance, insurance, and other recoveries	8,798	8,646
Ground rent income	4,872	4,760
Short-term and other lease income	1,328	1,174
(Provision for) reversal of estimated credit losses	(156)	32
Other property income	427	348
Total income	67,827	66,055

Operating Expenses
Property operating	10,282	9,981
Real estate taxes	8,857	8,615
Total operating expenses	19,139	18,596

Same Property NOI	$48,688	$47,459

Same Property NOI Growth	2.6%

Same Property Count	63

Net Income to Same Property NOI
The following table reconciles Net Income to Same Property NOI:

	Three Months Ended March 31
	2026	2025
Net income	$5,184	$6,792
Adjustments to reconcile to non-GAAP metrics:
Other income and expense, net	(315)	(607)
Interest expense, net	10,085	8,322
Depreciation and amortization	36,385	30,614
General and administrative	9,319	8,547
Adjustments to NOI (a)	(4,238)	(1,799)
NOI	56,420	51,869
NOI from other investment properties	(7,732)	(4,410)
Same Property NOI	$48,688	$47,459
(a)Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments.

6	Supplemental - Quarter Ended March 31, 2026

Reconciliation of Non-GAAP Measures, continued
In thousands, except share and per share amounts
Nareit FFO and Core FFO
The following table reconciles Net Income to Nareit FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities:

	Three Months Ended March 31
	2026	2025
Net income	$5,184	$6,792
Depreciation and amortization of real estate assets	36,111	30,366
Nareit FFO Applicable to Common Shares and Dilutive Securities	41,295	37,158
Amortization of market lease intangibles and inducements, net	(2,258)	(895)
Straight-line rent adjustments, net	(1,178)	(894)
Amortization of debt discounts and financing costs	832	683
Accretion of finance lease liability	51	—
Depreciation and amortization of corporate assets	274	248
Non-operating income and expense, net (a)	(264)	(71)
Core FFO Applicable to Common Shares and Dilutive Securities	$38,752	$36,229

Weighted average common shares outstanding - basic	77,933,973	77,563,971
Dilutive effect of unvested restricted shares (b)	481,188	596,816
Weighted average common shares outstanding - diluted	78,415,161	78,160,787

Net income per diluted share	$0.07	$0.09
Nareit FFO per diluted share	$0.53	$0.48
Core FFO per diluted share	$0.49	$0.46

(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.
(b)For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP.
EBITDA and Adjusted EBITDA
The following table reconciles Net Income to EBITDA and Adjusted EBITDA:

	Three Months Ended March 31
	2026	2025
Net income	$5,184	$6,792
Interest expense, net	10,085	8,322
Income tax expense	147	136
Depreciation and amortization	36,385	30,614
EBITDA	51,801	45,864
Amortization of market-lease intangibles and inducements, net	(2,258)	(895)
Straight-line rent adjustments, net	(1,178)	(894)
Non-operating income and expense, net (a)	(264)	(71)
Adjusted EBITDA	$48,101	$44,004
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.

7	Supplemental - Quarter Ended March 31, 2026

Summary of Outstanding Debt
In thousands
Debt Allocation

	Balance as of March 31, 2026	Weighted Average Interest Rate	Weighted Average Years to Maturity
Fixed rate secured debt	$117,412	4.28%	2.7
Fixed rate unsecured debt	650,000	3.94%	4.6
Variable rate line of credit	181,000	4.71%	2.8
Total secured and unsecured debt	948,412	4.13%	4.0
Finance lease liability	11,133
Debt discounts and financing costs, net	(7,327)
Total Debt, net	$952,218
Debt Payments and Maturities by Year

Maturity Year	Mortgage Payments	Mortgage Maturities	Term Loan & Senior Notes	Revolving Line of Credit	Total
Remaining 2026	$580	$—	$—	$—	$580
2027	810	26,000	—	—	26,810
2028	495	21,321	—	—	21,816
2029	449	61,750	150,000	181,000	393,199
2030	154	5,853	200,000	—	206,007
Thereafter	—	—	300,000	—	300,000
Total	2,488	114,924	650,000	181,000	948,412
Finance lease liability					11,133
Debt discounts and financing costs, net					(7,327)
Total					$952,218

Supplemental Detail of Debt Maturities

	Maturity	Interest Rate	Balance
Mortgages Payable
Escarpment Village	Jul-27	3.86%	$26,000
Asheville Market	Mar-28	4.92%	22,064
Daniels Marketplace	Jul-29	4.34%	30,250
Shops at Arbor Trails	Dec-29	4.12%	31,500
Plaza Escondida	May-30	4.24%	7,598
Total			117,412

Term Loan
$200.0 million 5 years	Aug-30	2.66% (a)	100,000
$200.0 million 5 years	Aug-30	2.66% (a)	100,000
$200.0 million 5.5 years	Feb-31	2.63% (b)	50,000
$200.0 million 5.5 years	Feb-31	2.69% (b)	50,000
$200.0 million 5.5 years	Feb-31	4.84% (b)	100,000
Total			400,000

Senior Notes
$150.0 million Series A Notes	Aug-29	5.07%	150,000
$100.0 million Series B Notes	Aug-32	5.20%	100,000
Total			250,000

Revolving Line of Credit
$500.0 million total capacity	Jan-29	1M SOFR + 1.05% (c)	181,000

Total secured and unsecured debt		4.13%	$948,412

Finance Lease Liability
West Ashley Station Ground Lease	Jan-92		11,133

Total Debt			$959,545
(a)Interest rates reflect the fixed rates achieved through the Company's effective interest rate swaps terminating on September 22, 2026, at which point the fixed interest rate will become 4.50%.
(b)Interest rates reflect the fixed rates achieved through the Company's effective interest rate swaps terminating on March 22, 2027, at which point the weighted average fixed interest rate will become 4.58%.
(c)As of March 31, 2026, 1-Month Term SOFR was 3.66%. An additional annual facility fee of 0.15% applies to entire line of credit capacity.

8	Supplemental - Quarter Ended March 31, 2026

Debt Covenants, Interest Rate Swaps, and Capital Investments and Leasing Costs
Unaudited, Dollars in thousands
Debt Covenants

		For the quarter ended
Description	Unsecured Debt Covenants	Q1 2026	Q4 2025	Q3 2025	Q2 2025
Leverage Ratio	< 60.0%	26.8%	24.2%	23.0%	23.0%
Fixed Charge Coverage Ratio	> 1.50	5.1	5.2	5.1	4.7
Maximum Secured Recourse Debt	< 10% of Total Asset Value	—%	—%	—%	—%
Unsecured Interest Coverage Ratio	> 1.75	6.6	6.9	6.5	6.2
Unsecured Leverage Ratio	< 60%	25.8%	23.0%	21.8%	23.8%
Interest Rate Swaps
As of March 31, 2026, the Company is party to five effective interest rate swap agreements:

Effective Interest Rate Swaps	Effective Date	Termination Date	InvenTrust Receives	InvenTrust Pays Fixed Rate of	Fixed Rate Achieved (a)	Notional Amount
5.5 year Term Loan	4/3/23	3/22/27	1-Month SOFR	3.69%	4.84%	$100,000
5 year Term Loan	12/21/23	9/22/26	1-Month SOFR	1.51%	2.66%	100,000
5 year Term Loan	12/21/23	9/22/26	1-Month SOFR	1.51%	2.66%	100,000
5.5 year Term Loan	6/21/24	3/22/27	1-Month SOFR	1.54%	2.69%	50,000
5.5 year Term Loan	6/21/24	3/22/27	1-Month SOFR	1.48%	2.63%	50,000
						$400,000
(a)Interest rates reflect the Company's current credit spread of 1.15% as of March 31, 2026.

As of March 31, 2026, the Company is party to four forward-starting interest rate swap agreements:

Forward-Starting Interest Rate Swaps	Effective Date	Termination Date	InvenTrust Receives	InvenTrust Pays Fixed Rate of	Fixed Rate Achieved (a)	Notional Amount
5 year Term Loan	9/22/26	8/26/30	Daily SOFR	3.35%	4.50%	$100,000
5 year Term Loan	9/22/26	8/26/30	Daily SOFR	3.35%	4.50%	100,000
5.5 year Term Loan	3/22/27	2/24/31	Daily SOFR	3.42%	4.57%	100,000
5.5 year Term Loan	3/22/27	2/24/31	Daily SOFR	3.43%	4.58%	100,000
						$400,000
(a)Interest rates reflect the Company's current credit spread of 1.15% as of March 31, 2026.

Capital Investments and Leasing Costs

	Three months ended March 31
	2026	2025
Tenant improvements	$548	$887
Leasing costs	577	809
Property improvements	1,619	3,212
Capitalized indirect costs (a)	334	428
Total capital expenditures and leasing costs	3,078	5,336
Development and redevelopment direct costs	2,642	1,794
Development and redevelopment indirect costs (a)	367	243
Capital investments and leasing costs (b)	$6,087	$7,373

(a)Indirect costs include capitalized interest, real estate taxes, insurance, and payroll costs.
(b)As of March 31, 2026 and 2025, total accrued capital investments and leasing costs were $2,947 and $4,950, respectively.

9	Supplemental - Quarter Ended March 31, 2026

Markets and Tenant Size
GLA and dollar amounts in thousands, except per square foot amounts

Market	No. of Properties	Leased Occupancy	ABR	ABR PSF	ABR as % of Total	GLA	GLA as % of Total
Austin-Round Rock, TX	8	97.9%	$34,198	$17.18	14.5%	2,094	17.3%
Atlanta, GA	10	97.9%	22,724	21.79	9.7%	1,076	9.0%
Houston-Sugar Land-Baytown, TX	6	95.0%	21,930	16.92	9.3%	1,378	11.5%
Miami-Fort Lauderdale-Miami Beach, FL	3	99.0%	20,798	24.66	8.8%	859	7.2%
Dallas-Fort Worth-Arlington, TX	7	96.8%	19,039	21.03	8.1%	941	7.9%
Charlotte-Gastonia-Concord, NC	6	96.4%	16,666	23.06	7.1%	752	6.3%
Raleigh-Cary-Durham, NC	5	97.0%	13,575	20.71	5.8%	688	5.7%
Richmond, VA	3	98.4%	13,051	17.19	5.6%	771	6.4%
Orlando-Kissimmee, FL	4	97.0%	10,606	26.83	4.5%	411	3.4%
Tampa-St. Petersburg, FL	3	86.5%	10,261	16.11	4.4%	744	6.2%
San Antonio, TX	3	95.6%	9,362	28.19	4.0%	353	2.9%
Cape Coral-Fort Myers, FL	3	98.6%	7,987	21.62	3.4%	380	3.2%
Charleston-Berkeley-Dorchester, SC	3	97.9%	7,909	27.53	3.4%	293	2.4%
Phoenix, AZ	4	98.5%	7,337	25.73	3.1%	294	2.5%
Washington D.C., MD	2	93.0%	6,126	37.83	2.6%	181	1.5%
Nashville, TN	1	98.0%	5,705	18.67	2.4%	324	2.7%
Asheville, NC	1	96.7%	2,539	20.14	1.1%	130	1.1%
Savannah, GA	1	100%	2,038	19.67	0.9%	106	0.9%
So. California - Los Angeles, CA	1	76.1%	1,738	19.56	0.7%	117	1.0%
Tucson, AZ	1	97.4%	1,479	16.67	0.6%	91	0.8%
Total	75	96.4%	$235,068	$20.63	100%	11,983	100%

Market	No. of Properties	Leased Occupancy	ABR	ABR PSF	ABR as % of Total	GLA	GLA as % of Total
Texas	24	96.7%	$84,529	$18.68	35.9%	4,766	39.6%
Florida	13	94.7%	49,652	22.12	21.1%	2,394	20.0%
North Carolina	12	96.7%	32,780	21.79	14.0%	1,570	13.1%
Georgia	11	98.1%	24,762	21.60	10.6%	1,182	9.9%
Virginia	3	98.4%	13,051	17.19	5.6%	771	6.4%
Arizona	5	98.2%	8,816	23.58	3.7%	385	3.3%
South Carolina	3	97.9%	7,909	27.53	3.4%	293	2.4%
Maryland	2	93.0%	6,126	37.83	2.6%	181	1.5%
Tennessee	1	98.0%	5,705	18.67	2.4%	324	2.7%
California	1	76.1%	1,738	19.56	0.7%	117	1.0%
	75	96.4%	$235,068	$20.63	100%	11,983	100%

Tenant type	Economic Occupancy	Leased Occupancy	ABR	ABR PSF	GLA
20,000 SF+ (a)	98.4%	99.0%	$73,385	$11.84	6,303
10,000 - 19,999 SF (a)	94.4%	95.5%	21,626	20.06	1,142
5,000 - 9,999 SF (b)	92.2%	93.6%	25,002	27.88	973
1 - 4,999 SF (b)	90.5%	92.7%	115,055	35.72	3,565
Total	95.1%	96.4%	$235,068	$20.63	11,983

Anchor Tenants (a)	97.8%	98.5%	$95,011	$13.05	7,445
Small Shop Tenants (b)	90.8%	92.9%	$140,057	$34.01	4,538

(a)Tenants with square footage greater than or equal to 10,000 square feet are considered Anchor Tenants.
(b)Tenants with square footage less than 10,000 square feet are considered Small Shop Tenants.

10	Supplemental - Quarter Ended March 31, 2026

Top 25 Tenants by Total ABR and Tenant Merchandise Mix
In thousands

	Parent Name	Tenant Name/Count	Credit Rating (a)	No. of Leases	ABR	% of Total ABR	GLA	% of Total Occ.GLA
1	Kroger	Kroger 7 / Kroger Fuel 1 / Harris Teeter 5	BBB	13	$8,079	3.4%	787	6.6%
2	Publix Super Markets, Inc.	Publix 13 / Publix Liquor 3	N/A	16	7,381	3.1%	629	5.2%
3	TJX Companies	Marshalls 9 / HomeGoods 5 / TJ Maxx 3	A	17	5,910	2.5%	480	4.0%
4	Amazon, Inc.	Whole Foods Market 8	AA	8	5,023	2.1%	320	2.7%
5	Albertsons	Tom Thumb 2 / Market Street 2 / Safeway 1 / Albertsons 1	BB+	6	4,400	1.9%	365	3.0%
6	H.E.B.	H.E.B. 4 / H.E.B. Staff Office 1	N/A	5	4,292	1.8%	481	4.0%
7	Apollo Global Management, Inc.	Michaels 9	B-	9	2,927	1.2%	211	1.8%
8	Trader Joe's		N/A	7	2,752	1.2%	88	0.7%
9	Nordstrom Inc.	Nordstrom Rack 4 / Nordstrom 1	BB	5	2,718	1.2%	146	1.2%
10	Ross Dress For Less	Ross Dress for Less 6 / dd's Discounts 1	A-	7	2,717	1.2%	201	1.7%
11	Dick's Sporting Goods, Inc.	Dick's Sporting Goods 3 / Going, Going, Gone 1	BBB	4	2,686	1.1%	217	1.8%
12	BC Partners	PetSmart 7	B+	7	2,521	1.1%	145	1.2%
13	Wegmans		N/A	2	2,450	1.0%	242	2.0%
14	Best Buy		BBB+	4	2,387	1.0%	138	1.2%
15	Ulta Beauty Inc.		N/A	8	2,086	0.9%	82	0.7%
16	Petco Health and Wellness Company, Inc.	Petco 8	B	8	2,026	0.9%	106	0.9%
17	Kingswood Capital Management	World Market 7	N/A	7	1,853	0.8%	128	1.1%
18	Costco Wholesale		AA	2	1,735	0.7%	298	2.5%
19	Burlington		BB+	4	1,724	0.7%	127	1.1%
20	Bank of America		A-	6	1,718	0.7%	34	0.3%
21	The Gap, Inc.	Old Navy 6	BB+	6	1,569	0.7%	93	0.8%
22	Five Below, Inc.		N/A	8	1,537	0.7%	74	0.6%
23	DSW		N/A	5	1,506	0.6%	88	0.7%
24	Sprouts Farmers Market		N/A	3	1,489	0.6%	84	0.7%
25	EOS Fitness		N/A	2	1,334	0.6%	66	0.5%
	Totals			169	$74,820	31.7%	5,630	47.0%
(a) Reflects the most recently available S&P credit rating.

Tenant Merchandise Mix

Tenant Category	ABR	% of Total ABR
Grocery / Drug	$41,584	17.7%
Quick Service Restaurants	27,256	11.6%
Personal Health and Beauty Services	25,750	11.0%
Medical	23,369	9.9%
Full Service Restaurants	21,371	9.1%
Off Price	14,361	6.1%
Apparel / Accessories	13,884	6.1%
Fitness	10,600	4.7%
Pets	9,188	3.9%
Banks	9,171	3.9%
Hobby / Sports	8,103	3.4%
Other	6,534	2.8%
Office / Communications	6,135	2.6%
Home	5,852	2.5%
Other Essential Retail / Services	4,795	2.0%
Office (Non-Financial, Non-Medical)	2,798	1.2%
Entertainment	2,286	1.0%
Hardware / Auto	2,031	0.9%
Total	$235,068	100%

11	Supplemental - Quarter Ended March 31, 2026

Comparable and Non-Comparable Lease Statistics
GLA in thousands

The Company's portfolio had 425 thousand square feet expiring during the three months ended March 31, 2026, of which 364 thousand square feet was re-leased. This achieved a retention rate of approximately 86%. The following table summarizes the activity for leases that were executed during the three months ended March 31, 2026.

	No. of Leases Executed	GLA	New Contractual Rent ($PSF) (a)	Prior Contractual Rent ($PSF) (a)	% Change over Prior Lease Rent (a)	Weighted Average Lease Term (Years)	Tenant Improvement Allowance ($ PSF)	Lease Commissions ($ PSF)

All Tenants
Comparable Renewal Leases (b)	49	240	$25.14	$22.87	9.9%	5.5	$0.06	—
Comparable New Leases (b)	6	9	41.19	34.37	19.8%	7.9	25.54	$15.79
Non-Comparable Renewal and New Leases	9	80	21.02	N/A	N/A	9.8	53.94	1.98
Total	64	329	$25.73	$23.29	10.5%	6.6	$13.90	$0.92

Anchor Tenants
Comparable Renewal Leases (b)	4	107	$14.87	$13.90	7.0%	6.1	—	—
Comparable New Leases (b)	—	—	—	—	—%	—	—	—
Non-Comparable Renewal and New Leases	1	61	16.28	N/A	N/A	10.0	$65.12	—
Total	5	168	$14.87	$13.90	7.0%	7.5	$23.74	—

Small Shop Tenants
Comparable Renewal Leases (b)	45	133	$33.45	$30.13	11.0%	5.0	$0.11	—
Comparable New Leases (b)	6	9	41.19	34.37	19.8%	7.9	25.54	$15.79
Non-Comparable Renewal and New Leases	8	19	36.65	N/A	N/A	9.0	17.06	8.52
Total	59	161	$33.95	$30.40	11.7%	5.6	$3.54	$1.89

(a)Non-comparable leases are not included in totals.
(b)Comparable leases are leases that meet all of the following criteria: terms greater than or equal to one year, unit was vacant less than one year prior to executed lease, square footage of unit remains unchanged or within 10% of prior unit square footage, and has a rent structure consistent with the previous tenant.

12	Supplemental - Quarter Ended March 31, 2026

Comparable and Non-Comparable Lease Statistics, continued
GLA in thousands

The following table summarizes the activity for leases that were executed during the trailing four quarters ended March 31, 2026.

	No. of Leases Executed	GLA	New Contractual Rent ($PSF)	Prior Contractual Rent ($PSF)	% Change over Prior Lease Rent	Weighted Average Lease Term (Years)	Tenant Improvement Allowance ($ PSF)	Lease Commissions ($ PSF)

Comparable Leases
Total Renewals and New Leases
Q1 2026	55	249	$25.73	$23.29	10.5%	5.6	$1.00	$0.58
Q4 2025	60	314	25.28	22.16	14.1%	5.7	3.01	1.32
Q3 2025	49	360	16.53	14.82	11.5%	5.5	1.05	0.65
Q2 2025	65	286	27.53	23.66	16.4%	7.4	12.62	2.80
Total	229	1,209	$23.30	$20.56	13.3%	6.0	$4.29	$1.32

Renewals
Q1 2026	49	240	$25.14	$22.87	9.9%	5.5	$0.06	—
Q4 2025	49	291	23.80	20.88	14.0%	5.4	0.44	—
Q3 2025	44	345	15.75	14.27	10.4%	5.3	0.02	—
Q2 2025	51	213	27.61	25.28	9.2%	5.2	—	—
Total	193	1,089	$22.29	$20.08	11.0%	5.3	$0.14	—

New Leases
Q1 2026	6	9	$41.19	$34.37	19.8%	7.9	$25.54	$15.79
Q4 2025	11	23	43.95	38.18	15.1%	9.9	35.28	17.85
Q3 2025	5	15	34.45	27.43	25.6%	10.5	24.80	15.59
Q2 2025	14	73	27.30	18.94	44.1%	13.9	49.60	10.99
Total	36	120	$32.47	$24.89	30.5%	12.2	$41.90	$13.26

Non-Comparable Leases
Q1 2026	9	80	$21.02			9.8	$53.94	$1.98
Q4 2025	19	36	35.39			6.8	21.53	10.92
Q3 2025	7	49	23.88			17.7	67.30	3.60
Q2 2025	8	17	32.17			9.1	25.90	17.89
Total	43	182	$25.70			11.2	$48.39	$5.70

13	Supplemental - Quarter Ended March 31, 2026

Tenant Lease Expirations
GLA and ABR in thousands, except per square foot amounts

Lease Expiration Year	No. of Expiring Leases	GLA of Expiring Leases	Percent of Total GLA of Expiring Leases	ABR of Expiring Leases (a)	Percent of Total ABR	Expiring ABR PSF (a)

Anchor Tenants

2026	3	46	0.6%	$831	0.8%	$18.07
2027	33	1,023	13.9%	14,111	14.3%	13.79
2028	28	703	9.6%	10,493	10.5%	14.93
2029	31	946	13.0%	12,029	12.0%	12.72
2030	30	1,002	13.8%	12,317	12.3%	12.29
2031	19	686	9.4%	8,382	8.4%	12.22
2032	12	427	5.9%	5,641	5.6%	13.21
2033	9	260	3.6%	3,445	3.4%	13.25
2034	15	640	8.8%	8,638	8.6%	13.50
2035	8	366	5.0%	5,210	5.2%	14.23
Thereafter	27	1,177	16.2%	18,652	18.6%	15.85
Other (b)	1	11	0.2%	346	0.3%	31.45
Totals	216	7,287	100%	$100,095	100%	$13.74
Vacant space		159
Total		7,446

Small Shop Tenants

2026	108	235	5.7%	$7,726	5.0%	$32.88
2027	228	547	13.3%	18,655	12.1%	34.10
2028	240	578	14.0%	19,932	12.9%	34.48
2029	232	621	15.1%	22,668	14.7%	36.50
2030	200	496	12.0%	18,332	11.9%	36.96
2031	168	493	12.0%	17,790	11.4%	36.09
2032	101	280	6.8%	10,306	6.7%	36.81
2033	65	188	4.6%	7,826	5.1%	41.63
2034	88	244	5.9%	10,656	6.9%	43.67
2035	88	244	5.9%	11,192	7.3%	45.87
Thereafter	53	169	4.1%	8,502	5.5%	50.31
Other (b)	11	26	0.6%	704	0.5%	27.08
Totals	1,582	4,121	100%	$154,289	100%	$37.44
Vacant space		416
Total		4,537

Total

2026	111	281	2.5%	$8,557	3.4%	$30.45
2027	261	1,570	14.0%	32,766	12.9%	20.87
2028	268	1,281	11.2%	30,425	12.0%	23.75
2029	263	1,567	13.7%	34,697	13.6%	22.14
2030	230	1,498	13.1%	30,649	12.0%	20.46
2031	187	1,179	10.3%	26,172	10.3%	22.20
2032	113	707	6.2%	15,947	6.3%	22.56
2033	74	448	3.9%	11,271	4.4%	25.16
2034	103	884	7.7%	19,294	7.6%	21.83
2035	96	610	5.3%	16,402	6.4%	26.89
Thereafter	80	1,346	11.8%	27,154	10.7%	20.17
Other (b)	12	37	0.3%	1,050	0.4%	28.38
Totals	1,798	11,408	100%	$254,384	100%	$22.30
Vacant space		575
Total		11,983
(a)Expiring ABR and ABR PSF reflects ABR at the time of lease expiration.
(b)Other lease expirations include the GLA, ABR and ABR PSF of month-to-month leases.

14	Supplemental - Quarter Ended March 31, 2026

Acquisitions
Dollars and GLA in thousands

Acquisitions

Month	Property	Market	Acquisition Price	GLA	Leased Occ.	Major Anchors (a)

February	Marketplace at Hudson Station	Phoenix, AZ	$31,250	60	100%	Fry's Marketplace*, EOS Fitness
February	Nashville West	Nashville, TN	88,000	324	98.0%
Costco Wholesale*, Publix*, Target*, Best Buy, Books-A-Million, Boot Barn Western and Work Wear, Dick's Sporting Goods, Dollar Tree, DSW, Marshalls, Old Navy, PetSmart, Ross Dress for Less, The Tile Shop, World Market

March	The Centre on Hugh Howell - Outparcel (b)	Atlanta, GA	3,731	7	100%	N/A
	Total		$122,981	391
(a)Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow-anchors are noted with an asterisk.
(b)The Company acquired a single-tenant outparcel adjacent to this retail property. The assets, liabilities, and operations of the outparcel acquired are combined for presentation purposes with the retail property already owned by the Company.

15	Supplemental - Quarter Ended March 31, 2026

Development Pipeline
In thousands

Active Redevelopments			Estimated Completion Quarter (a)	Projected Incremental Costs	Costs to Date	Estimated Incremental Yield on Cost
Property	Market	Project Description
Bay Colony	Houston - Sugar Land-Baytown, TX	Redevelopment of an existing outparcel building.	2Q - 2026	$2,300	$1,300
Westpark Shopping Center	Richmond, VA	Development of an 8,400 square foot multi-tenant building.	1Q - 2027	4,500	1,000
The Parke	Austin - Round Rock, TX	Anchor space repositioning, including an 8,000 square foot expansion of the existing grocer and repositioning of small shop space.	3Q - 2027	9,700	2,400
Total Redevelopment Costs				$16,500	$4,700	7-10%

(a) The Company's estimated timing of completion may be impacted by factors outside of management's control, including global supply constraints or government restrictions.

Recently Completed Redevelopments
Property	Market	Project Description	Completion Quarter	Completed Costs
Sarasota Pavilion	Tampa - St. Petersburg, FL	Anchor space repositioning and remerchandising into new tenant spaces, including a 27,000 square foot anchor space and a 5,000 square foot small shop space.	1Q - 2026	$5,900
Shops at Arbor Trails	Austin - Round Rock, TX	Redevelopment of a pre-existing single-tenant building to a multi-tenant building.	1Q - 2026	2,600
Buckhead Crossing	Atlanta, GA	Anchor space repositioning and remerchandising into new tenant spaces, including a 10,000 square foot anchor space and a 7,000 square foot small shop space.	1Q - 2026	4,200
Sandy Plains Centre	Atlanta, GA	Redevelopment and expansion to accommodate a 10,000 square foot swim school and additional small shop space.	3Q - 2025	2,800

Potential Developments and Redevelopments
Projects shown below are listed alphabetically, are in various stages of planning, and may or may not commence due to a number of factors.
Property	Market	Project Description
Bay Landing	Cape Coral - Fort Myers, FL	New development of building area adjacent to existing stores.
Buckhead Crossing	Atlanta, GA	New development, including addition of an outparcel building.
Garden Village	So. California - Los Angeles, CA	Demolition of outparcel buildings and reconstruction for freestanding buildings with drive-throughs.
Gateway Market Center	Tampa - St. Petersburg, FL	Extensive repositioning and reconfiguration of the center to right size anchor space, add freestanding buildings and improve vehicular access.
Kyle Marketplace	Austin - Round Rock, TX	New development, including addition of outparcel buildings.
Plantation Grove	Orlando - Kissimmee, FL	Redevelopment and expansion of the shopping center. Addition of new outparcel building.
Sarasota Pavilion	Tampa - St. Petersburg, FL	New development, including anchor repositioning and the addition of new outparcel building.
The Centre on Hugh Howell	Atlanta, GA	New development, including addition of outparcel building.
Twelve Oaks Shopping Center	Savannah, GA	Anchor repositioning and site improvements.

16	Supplemental - Quarter Ended March 31, 2026

Property Summary, by Total Market GLA
GLA in thousands

	Property	Market	State	Center Type (a)	GLA	Leased Occupancy	ABR PSF	Grocery Anchor (b)	Major Anchors (c)
1	Escarpment Village	Austin-Round Rock	TX	C	170	100%	$23.12	Yes	HEB
2	Kyle Marketplace	Austin-Round Rock	TX	C	260	98.5%	$15.40	Yes	HEB
3	Market at Westlake	Austin-Round Rock	TX	N	30	100%	$22.20	No	Walgreens
4	Scofield Crossing	Austin-Round Rock	TX	N	95	98.7%	$27.81	No	Crunch Fitness, Goodwill
5	Shops at Arbor Trails	Austin-Round Rock	TX	C	357	99.6%	$14.79	Yes	Costco Wholesale, Whole Foods Market, Haverty's Furniture, Marshalls
6	Shops at the Galleria	Austin-Round Rock	TX	P	537	94.8%	$15.07	Yes
Trader Joe's, Best Buy, Five Below, Home Consignment Center, HomeGoods, Lowe's, Marshalls, Michaels, Old Navy, PetSmart, Signature Bridal Salon and Bestow Bridal, Spec's Wine Spirits & Finer Foods, World Market

7	The Parke	Austin-Round Rock	TX	P	409	98.8%	$16.97	Yes	Whole Foods Market, Cavender's Boot City, Dick's Sporting Goods, DSW, Five Below, La-Z-Boy Furniture Galleries, Marshalls, Michaels, Nordstrom, Old Navy, Petco, Ulta, World Market
8	University Oaks Shopping Center	Austin-Round Rock	TX	P	236	98.3%	$20.42	No	Burlington, Crunch Fitness, DSW, IKEA*, JC Penney*, PetSmart, Ross Dress for Less, Spec's Wine Spirits & Finer Foods
9	Custer Creek Village	Dallas-Fort Worth-Arlington	TX	N	96	95.5%	$16.19	Yes	Tom Thumb
10	Eldorado Marketplace	Dallas-Fort Worth-Arlington	TX	C	189	100%	$25.19	Yes	Market Street, PetSmart, Phenix Salon Suites
11	Prestonwood Town Center	Dallas-Fort Worth-Arlington	TX	P	236	99.4%	$21.52	Yes	Walmart*, Barnes & Noble, Burlington, DSW, HomeGoods, Michaels, Petco, Ulta
12	Riverview Village	Dallas-Fort Worth-Arlington	TX	N	89	100%	$13.56	Yes	Tom Thumb, Petco
13	Riverwalk Market	Dallas-Fort Worth-Arlington	TX	N	90	95.6%	$21.85	Yes	Market Street
14	Shops at Fairview Town Center	Dallas-Fort Worth-Arlington	TX	N	66	100%	$26.41	Yes	Whole Foods Market
15	The Highlands of Flower Mound	Dallas-Fort Worth-Arlington	TX	P	175	88.1%	$19.51	Yes	Target*, Michaels, Nordstrom Rack, Skechers, World Market
16	Antoine Town Center	Houston-Sugar Land-Baytown	TX	N	110	92.4%	$15.08	Yes	Kroger
17	Bay Colony	Houston-Sugar Land-Baytown	TX	C	415	96.9%	$17.11	Yes	HEB, Kohl's, LA Fitness, Petco, Social Security Administration, The University of Texas Medical Branch, Walgreens
18	Blackhawk Town Center	Houston-Sugar Land-Baytown	TX	N	127	97.5%	$14.35	Yes	HEB, Walgreens
19	Cyfair Town Center	Houston-Sugar Land-Baytown	TX	C	434	93.6%	$17.62	Yes	Kroger, Cinemark USA, Crunch Fitness, JC Penney
20	Eldridge Town Center	Houston-Sugar Land-Baytown	TX	C	144	95.4%	$17.05	Yes	Kroger, Kohl's*, Petco
21	Stables Town Center	Houston-Sugar Land-Baytown	TX	C	148	93.2%	$17.89	Yes	Kroger
22	Sonterra Village	San Antonio	TX	N	42	86.9%	$37.55	Yes	Trader Joe's
23	Stone Ridge Market	San Antonio	TX	C	219	99.0%	$26.29	Yes	HEB Plus*, Burlington, PetSmart
24	The Marketplace at Encino Park (d)	San Antonio	TX	N	92	91.4%	$28.87	Yes	Sprouts Farmers Market
	Total Texas				4,766	96.7%	$18.68

25	Bay Landing	Cape Coral - Fort Myers	FL	N	63	100%	$11.03	Yes	The Fresh Market, HomeGoods
26	Daniels Marketplace (d)	Cape Coral - Fort Myers	FL	C	131	100%	$32.10	Yes	Whole Foods Market
27	The Forum	Cape Coral - Fort Myers	FL	P	186	97.1%	$17.74	Yes	Target*, dd's Discounts, Home Depot*, Michaels, Petco, Ross Dress for Less, Sky Zone, Staples
28	PGA Plaza	Miami-Ft Lauderdale-Miami Beach	FL	N	121	100%	$37.90	Yes	Trader Joe's, Marshalls, Ulta
29	Southern Palm Crossing	Miami-Ft Lauderdale-Miami Beach	FL	C	345	99.1%	$17.95	Yes	Costco Wholesale, Going Going Gone, Marshalls
30	Westfork Plaza & Paraiso Parc	Miami-Ft Lauderdale-Miami Beach	FL	C	393	98.7%	$26.44	Yes	Costco Wholesale*, Publix, Baptist Outpatient Services, Dollar Tree, Pembroke Pink Imaging, Petco, Regal Cinemas, Ross Dress for Less, Skechers, TJ Maxx, Ulta
31	Lakeside & Lakeside Crossing	Orlando - Kissimmee	FL	N	76	98.5%	$50.10	Yes	Trader Joe's

17	Supplemental - Quarter Ended March 31, 2026

Property Summary, by Total Market GLA, continued
GLA in thousands

	Property	Market	State	Center Type (a)	GLA	Leased Occupancy	ABR PSF	Grocery Anchor (b)	Major Anchors (c)
32	Plantation Grove	Orlando - Kissimmee	FL	N	107	96.1%	$21.46	Yes	Publix
33	Rio Pinar Plaza	Orlando - Kissimmee	FL	N	131	97.0%	$20.61	Yes	Publix, Planet Fitness
34	Suncrest Village	Orlando - Kissimmee	FL	N	97	96.8%	$22.45	Yes	Publix, Orange County Tax Collector
35	Gateway Market Center	Tampa - St. Petersburg	FL	P	231	64.0%	$14.35	Yes	Publix, Target*, HomeGoods, PetSmart, TJ Maxx
36	Peachland Promenade	Tampa - St. Petersburg	FL	C	177	97.0%	$15.30	Yes	Publix, Goodwill, My Salon Suite, Planet Fitness
37	Sarasota Pavilion	Tampa - St. Petersburg	FL	P	336	96.4%	$17.37	Yes	Publix, Bank of America, Bealls, Marshalls, Michaels, Old Navy, PetSmart, Ross Dress for Less, Truist Bank, World Market
	Total Florida				2,394	94.7%	$22.12

38	Asheville Market (d)	Asheville	NC	C	130	96.7%	$20.14	Yes	Whole Foods Market, DSW, Fifth Season Gardening, Guitar Center
39	Carmel Village (d)	Charlotte-Gastonia-Concord	NC	N	54	83.3%	$28.29	No	N/A
40	Eastfield Village	Charlotte-Gastonia-Concord	NC	N	96	97.5%	$19.58	Yes	Food Lion, Gold's Gym
41	Northcross Commons	Charlotte-Gastonia-Concord	NC	N	63	100%	$29.40	Yes	Whole Foods Market
42	Rea Farms (d)	Charlotte-Gastonia-Concord	NC	C	183	96.5%	$25.76	Yes	Harris Teeter
43	Sycamore Commons	Charlotte-Gastonia-Concord	NC	P	265	98.8%	$21.30	Yes	Costco Wholesale*, Best Buy, Dick's Sporting Goods, Lowe's*, Michaels, Nordstrom Rack, Old Navy, Ulta, World Market
44	The Shoppes at Davis Lake	Charlotte-Gastonia-Concord	NC	N	91	93.2%	$19.24	Yes	Harris Teeter
45	Bent Tree Plaza	Raleigh-Cary-Durham	NC	N	80	100%	$16.14	Yes	Food Lion
46	Cary Park Town Center	Raleigh-Cary-Durham	NC	N	93	95.8%	$17.61	Yes	Harris Teeter, CVS
47	Commons at University Place	Raleigh-Cary-Durham	NC	N	92	100%	$17.59	Yes	Harris Teeter, CVS
48	Renaissance Center	Raleigh-Cary-Durham	NC	C	363	95.4%	$24.14	No	Ashley HomeStore, Best Buy, Nordstrom Rack, Old Navy, Popshelf, REI, Ulta, UNC Health Care, World Market
49	The Pointe at Creedmoor	Raleigh-Cary-Durham	NC	N	60	100%	$16.93	Yes	Harris Teeter
	Total North Carolina				1,570	96.7%	$21.79

50	Buckhead Crossing	Atlanta	GA	C	221	96.2%	$24.83	No	HomeGoods, Marshalls, Michaels, Ross Dress for Less, The Tile Shop, Ulta
51	Coweta Crossing	Atlanta	GA	N	68	100%	$11.48	Yes	Publix
52	Kennesaw Marketplace	Atlanta	GA	C	130	100%	$36.73	Yes	Whole Foods Market, Academy Sports + Outdoors*, Guitar Center*, Hobby Lobby*, Petco*
53	Moores Mill	Atlanta	GA	N	70	100%	$25.48	Yes	Publix
54	Plaza Midtown	Atlanta	GA	N	70	100%	$28.92	Yes	Publix
55	Rose Creek	Atlanta	GA	N	70	100%	$12.09	Yes	Publix
56	Sandy Plains Centre	Atlanta	GA	C	135	97.1%	$24.56	Yes	Kroger, Pet Supplies Plus, Walgreens*
57	The Centre on Hugh Howell	Atlanta	GA	N	90	97.1%	$15.76	No	Crunch Fitness
58	Thomas Crossroads	Atlanta	GA	N	105	93.8%	$10.40	Yes	Kroger
59	Windward Commons	Atlanta	GA	N	117	98.7%	$16.42	Yes	Kroger
60	Twelve Oaks Shopping Center (d)	Savannah	GA	N	106	100%	$19.67	Yes	Publix
	Total Georgia				1,182	98.1%	$21.60

18	Supplemental - Quarter Ended March 31, 2026

Property Summary, by Total Market GLA, continued
GLA in thousands

	Property	Market	State	Center Type (a)	GLA	Leased Occupancy	ABR PSF	Grocery Anchor (b)	Major Anchors (c)
61	Stonehenge Village	Richmond	VA	C	214	100%	$19.23	Yes	Wegmans, La-Z-Boy, Party City, Petco
62	West Broad Marketplace (d)	Richmond	VA	P	386	97.5%	$16.00	Yes	Wegmans, Burlington, Cabela's, Duluth Trading Company, Michaels, TJ Maxx
63	Westpark Shopping Center	Richmond	VA	C	171	98.4%	$17.25	Yes	Publix, Painted Tree Boutiques, Planet Fitness, The Tile Shop
	Total Virginia				771	98.4%	$17.19

64	Marketplace at Hudson Station (d)	Phoenix	AZ	N	60	100%	$34.93	Yes	Fry's Marketplace*, EOS Fitness
65	Mesa Shores (d)	Phoenix	AZ	N	111	97.5%	$20.10	Yes	Sprouts Farmers Market, Trader Joe's, EOS Fitness
66	Scottsdale North Marketplace	Phoenix	AZ	N	66	100%	$23.76	Yes	AJ's Fine Foods
67	The Plant	Phoenix	AZ	N	57	96.9%	$28.84	Yes	Sprouts Farmers Market
68	Plaza Escondida (d)	Tucson	AZ	N	91	97.4%	$16.67	Yes	Trader Joe's, Marshalls
	Total Arizona				385	98.2%	$23.58

69	Nashville West (d)	Nashville	TN	P	324	98.0%	$18.67	Yes
Costco Wholesale*, Publix*, Target*, Best Buy, Books-A-Million, Boot Barn Western and Work Wear, Dick's Sporting Goods, Dollar Tree, DSW, Marshalls, Old Navy, PetSmart, Ross Dress for Less, The Tile Shop, World Market

	Total Tennessee				324	98.0%	$18.67

70	Market at Mill Creek	Charleston-Berkeley-Dorchester	SC	N	80	100%	$24.42	Yes	Lowes Foods
71	Nexton Square	Charleston-Berkeley-Dorchester	SC	L	134	95.4%	$28.19	No	N/A
72	West Ashley Station (d)	Charleston-Berkeley-Dorchester	SC	N	79	100%	$29.63	Yes	Whole Foods Market
	Total South Carolina				293	97.9%	$27.53

73	The Shops at Town Center	Washington D.C	MD	N	125	97.0%	$32.32	Yes	Safeway
74	Travilah Square Shopping Center	Washington D.C	MD	N	56	84.1%	$51.21	Yes	Trader Joe's
	Total Maryland				181	93.0%	$37.83

75	Garden Village	So. California - Los Angeles	CA	N	117	76.1%	$19.56	Yes	Albertsons
	Total California				117	76.1%	$19.56

	Grand Totals				11,983	96.4%	$20.63
(a)N = Neighborhood Center, P = Power Center, C = Community Center, L = Lifestyle Center
(b)Grocers may be leased or shadow-anchors and includes traditional, specialty grocers, and large format retailers (i.e. Walmart, Target, and Costco Wholesale).
(c)Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow-anchors are noted with an asterisk.
(d)Properties are excluded from Same Property for the three months ended March 31, 2026.

19	Supplemental - Quarter Ended March 31, 2026

Components of Net Asset Value as of March 31, 2026
In thousands, except share information

		Page No.
NOI Excluding Lease Termination Income and Expense, and GAAP Rent Adjustments, Most Recent Quarter
NOI, excluding ground rent income	$50,615	5
Ground rent income	5,805	5
NOI	56,420	6

Annualized NOI, excluding ground rent income	$202,460
Annualized ground rent income	23,220

Projected remaining development
Net project costs	$11,800	16
Estimated range for incremental yield	7-10%	16

Assets
Cash, cash equivalents, and restricted cash	$34,395	2
Base rent, recoveries, and other receivables	7,494	4
Undeveloped land	—
Land held for development	—

Liabilities
Debt	$959,545	8
Discounts and financing costs, net	(7,327)	8
Accounts payable and accrued expenses	29,190	2
Distributions payable	19,484	2
Other liabilities	32,589	2

Common Shares Outstanding	77,935,857	1

20	Supplemental - Quarter Ended March 31, 2026

Glossary of Terms

Terms	Definitions
ABR Per Square Foot (ABR PSF)	ABR PSF is the ABR divided by the occupied square footage as of the end of the period.
Adjusted EBITDA
Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's ongoing operating performance.

Annualized Base Rent (ABR)	Annualized Base Rent (ABR) is the base rent for the last month of the period multiplied by twelve. Base rent is inclusive of ground rent and any abatement concessions and exclusive of Specialty Lease rent.
Anchor Tenant	Tenants with square footage greater than or equal to 10,000 square feet are considered Anchor Tenants.
Community Center	Community Centers are generally open air and designed for tenants that offer a larger array of apparel and other soft goods. Typically, community centers contain anchor stores and other national retail tenants.
Comparable Lease	A Comparable Lease meets all of the following criteria: terms greater than or equal to one year, unit was vacant less than one year prior to executed lease, square footage of unit remains unchanged or within 10% of prior unit square footage, and has a rent structure consistent with the previous tenant.
Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA)
The Company's non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization.

Economic Occupancy	Upon Rent Commencement Date, the percentage of occupied GLA divided by total GLA. For purposes of calculating occupancy, Specialty Lease GLA is deemed vacant.
GAAP Rent Adjustments	GAAP Rent Adjustments consist of amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments.
Gross Leasable Area (GLA)	Measure of the total amount of leasable space at a property in square feet.
Leased Occupancy	Economic Occupancy plus the percentage of signed and not yet commenced GLA divided by total GLA.
Lifestyle Center	Lifestyle Centers consist of upscale national-chain specialty stores with dining and entertainment in an outdoor setting.
Nareit Funds From Operations (Nareit FFO) and Core FFO
The Company's non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company's operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance.

Neighborhood Center	Neighborhood Centers are convenience oriented with tenants such as a grocery store anchor, a drugstore, and other small retailers.
Net Debt	Net Debt is outstanding debt, net, less cash and cash equivalents.
Net Debt-to-Adjusted EBITDA	Net Debt-to-Adjusted EBITDA is net debt divided by trailing twelve month Adjusted EBITDA.
Net Operating Income (NOI)	NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP Rent Adjustments.
New Lease	New Leases are leases where a new tenant will be occupying a unit or an existing tenant is relocating from one unit to another (unless the tenant is moving from a temporary space back to the original unit).
NOI from other investment properties	NOI from other investment properties consists of properties which do not meet the Company's Same Property criteria and includes adjustments for the Company's captive insurance company.
Power Center	Power Centers consist of category-dominant anchors, such as discount department stores, off-price stores, or wholesale clubs, with only a few small shop tenants.
Prior Contractual Rent	Base rent charged for a particular unit, prior to the current term’s first year rent. If the prior lease terminated prior to the contractual expiration date, the prior contractual rent amount is the rent charged in the final month of occupancy.
Renewal Lease	Terms have been extended on an existing lease in the same unit. This may happen via an amendment, extension agreement or exercised option.
Same Property	Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented.
Shadow Anchor Tenant	Shadow Anchor Tenant represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a property, appear to the consumer as a retail tenant of the property and, as a result, attract additional consumer traffic to the property.
Small Shop Tenant	Tenants with square footage less than 10,000 square feet are considered Small Shop Tenants.
Specialty Lease	Specialty leasing represents leases of less than one year in duration for inline space and includes any term length for a common area space, and is excluded from the ABR and leased square footage figures when computing the ABR per square foot.

21	Supplemental - Quarter Ended March 31, 2026

InvenTrust Properties Corp.

CORPORATE OFFICE
3025 Highland Pkwy | Ste 350
Downers Grove, IL 60515

630.570.0700
InvestorRelations@InvenTrustProperties.com